                                                                    Exhibit 23.1


                          INDEPENDENT AUDITORS' CONSENT




We consent to the incorporation by reference in this Registration Statement of Greenland Corporation on Form S-8 of our report dated February 18, 2000, appearing in the Annual Report Form 10-K of Greenland Corporation for the year ended December 31, 1999.






/s/ Levitz, Zacks & Ciceric
--------------------------------------------
LEVITZ, ZACKS & CICERIC
San Diego, California


October 16, 2000